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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               February 10, 1997
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                       (Date of earliest event reported)


                            PennFirst Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                                              0-19345                                                  25-1659846
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(State or other jurisdiction                       (Commission File Number)                                         (IRS Employer
of incorporation)                                                                                             Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                                                                             16117
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(Address of principal executive offices)                                                                              (Zip Code)


                                (412) 758-5584
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              (Registrant's telephone number, including area code)


                                Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)





                        Exhibit Index appears on page 4.





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ITEM 5.          OTHER EVENTS

         On February 10, 1997, PennFirst Bancorp, Inc. ("PennFirst"), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, issued a press release in connection with its earnings for the three months and the year ended December 31, 1996.

         A copy of the press release is attached as an exhibit and is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

         The following exhibit is filed with this report:

                 Exhibit Number                          Description
                 --------------                          -----------
                 20                                Press Release issued on
                                                   February 10, 1997





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PENNFIRST BANCORP, INC.



Date:  February 11, 1997         By: /S/ Charlotte A. Zuschlag
                                     ---------------------------------------
                                     Charlotte A. Zuschlag
                                     President and Chief Executive Officer





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                                 EXHIBIT INDEX




                 Exhibit Number                         Description
                 --------------                         -----------
                 20                                Press Release issued on
                                                   February 10, 1997